UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

CHINA AUTO LOGISTICS INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHINA AUTO LOGISTICS INC.

Floor 1 FTZ International Auto Mall, 86 Tianbao Avenue, Free Trade Zone

Tianjin Province, The People’s Republic of China 300461

October 7, 2015

To the Stockholders of China Auto Logistics Inc.:

The 2015 Annual Meeting of Stockholders of China Auto Logistics Inc. (the “Company”) will be held on November 19, 2015 at 9:00 a.m., local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, New York 10022.

Details of the business to be conducted at the annual meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and the Proxy Statement (also available at www.proxyvote.com), which you are urged to read carefully.

On behalf of the Board of Directors, I cordially invite all stockholders to attend the annual meeting. It is important that your shares be voted on the matters scheduled to come before the annual meeting. Whether or not you plan to attend the annual meeting, I urge you to vote your shares. For your convenience, we are providing three ways in which you may vote your shares: (1) by Internet, at www.proxyvote.com and using the control number located on your proxy card; (2) by touch-tone telephone, by dialing the toll-free telephone number located on your notice and following the instructions; or (3) by mail, by returning your executed proxy in the enclosed postage paid envelope. If you attend the annual meeting, you may revoke such proxy and vote in person if you wish. Even if you do not attend the annual meeting, you may revoke such proxy at any time prior to the annual meeting by executing another proxy bearing a later date or providing written notice of such revocation to the Chief Executive Officer of the Company.

Sincerely,

/s/ Tong Shiping
Chief Executive Officer, President and Chairman

Important Notice Regarding the Availability of Proxy Materials for the annual meeting of stockholders to be held on November 19, 2015: In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), we are now providing access to our proxy materials, including the proxy statement, our Annual Report for the 2014 fiscal year and a form of proxy relating to the annual meeting, over the Internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at www.proxyvote.com. These proxy materials are available free of charge.

CHINA AUTO LOGISTICS INC.

Floor 1 FTZ International Auto Mall, 86 Tianbao Avenue, Free Trade Zone

Tianjin Province, The People’s Republic of China 300461

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on November 19, 2015

NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Stockholders of China Auto Logistics Inc., a Nevada corporation (the “Company”), will be held at 9:00 a.m., local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, New York 10022 for the following purposes:

1.	To elect a slate of nominees consisting of Tong Shiping, Cheng Weihong, Wang Xinwei, Howard S. Barth, Wang Wei, Yang Lili and Zou Baoying (each a “Nominee” and collectively, the “Nominees”) to serve as directors of the Company;

2.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accountants for fiscal year 2015; and

3.	To consider and vote upon such other matter(s) as may properly come before the annual meeting or any adjournment(s) thereof.

The Board of Directors recommends that you vote in favor of each proposal.

Stockholders of record as of the Record Date (as defined below) are entitled to notice of, and to vote at, this meeting or any adjournment or postponement thereof. The approximate date on which the Proxy Statement and accompanying proxy are intended to be sent or given to the stockholders is October 7, 2015.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE YOUR SHARES. FOR YOUR CONVENIENCE, WE HAVE PROVIDED THREE EASY METHODS BY WHICH YOU CAN VOTE YOUR SHARES:

By Internet. Visit www.proxyvote.com and enter the control number located on your notice.

By Touch-Tone Telephone. Dial the toll-free number found on your notice and follow the simple instructions.

By Mail. Return your executed proxy in the enclosed postage paid envelope.

THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

By Order Of The Board Of Directors

/s/ Sun Jiazhen
Secretary

October 7, 2015

CHINA AUTO LOGISTICS INC.

Floor 1 FTZ International Auto Mall, 86 Tianbao Avenue, Free Trade Zone

Tianjin Province, The People’s Republic of China 300461

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors (the “Board”) of China Auto Logistics Inc., a Nevada corporation (the “Company” or “China Auto”) for the 2015 Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on November 19, 2015 and at any adjournment or adjournments thereof, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, New York 10022.

The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to the stockholders is October 7, 2015. The proxy materials are also available free of charge on the Internet at www.proxyvote.com. Stockholders are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, stockholders do not need to attend the annual meeting to vote. Instead, stockholders may simply complete, sign and return the proxy card, complete the proxy card online at www.proxyvote.com, or vote by telephone by dialing the toll-free telephone number located on the proxy card.

We will bear the expense of solicitation of proxies for the annual meeting, including the printing and mailing of this Proxy Statement. We may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their name or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold Common Stock (as defined below) and to request authority for the execution of the proxies. In addition, some of our officers, directors and employees, without additional compensation, may solicit proxies on behalf of the Board of Directors personally or by mail, telephone or facsimile.

VOTING SECURITIES, VOTING AND PROXIES

Record Date

Only stockholders of record of our common stock, $0.001 par value (“Common Stock”), as of the close of business on September 24, 2015 (the “Record Date”) are entitled to notice and to vote at the annual meeting and any adjournment or adjournments thereof.

Voting Stock

As of the Record Date, there were 4,034,394 shares of Common Stock outstanding. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on the matter to be voted at the annual meeting. No other class of voting securities was then outstanding.

Quorum

The presence at the annual meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to the proposal, or you are present in person at the annual meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the annual meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner, does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

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Voting

The election of directors requires the approval of a plurality of the votes cast at the annual meeting. For purposes of the proposal, abstentions and broker “non-votes” will have no effect on the outcome.

If you are the beneficial owner, but not the registered holder of shares of Common Stock, you cannot directly vote those shares at the annual meeting. You must provide voting instructions to your nominee holder, such as your brokerage firm or bank.

If you wish to vote in person at the annual meeting but you are not the record holder, you must obtain from your record holder a “legal proxy” issued in your name and bring it to the annual meeting.

At the annual meeting, ballots will be distributed with respect to the proposal to each stockholder (or the stockholder’s proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record, the votes being in three categories: “FOR,” “AGAINST” or “ABSTAIN.”

Proxies

The form of proxy solicited by the Board of Directors affords you the ability to specify a choice among approval of, disapproval of, or abstention with respect to, the matters to be acted upon at the annual meeting. Shares represented by the proxy will be voted and, where the solicited stockholder indicates a choice with respect to the matter to be acted upon, the shares will be voted as specified. If no choice is given, a properly executed proxy will be voted in favor of the proposal.

Revocability of Proxies

Even if you execute a proxy, you retain the right to revoke it and change your vote by notifying us at any time before your proxy is voted. Such revocation may be affected by execution of a later dated proxy, or by a written notice of revocation, sent to the attention of the Chief Executive Officer at the address of our principal office set forth above in the Notice to this Proxy Statement, or your attendance and voting at the annual meeting. Unless so revoked, the shares represented by the proxies, if received in time, will be voted in accordance with the directions given therein.

You are requested, regardless of the number of shares you own or your intention to attend the annual meeting, to sign the proxy and return it promptly in the enclosed envelope.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the officers or directors has any interest in the matters to be acted upon.

Dissenters’ Rights of Appraisal

Under the Nevada Revised Statutes and the Company’s Articles of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the annual meeting.

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PROPOSAL ONE

ELECTION OF DIRECTORS

The Company’s Board is currently comprised of seven members. Vacancies on the Board may be filled by (a) a vote of a majority of the remaining directors, although less than a quorum is present, (b) the prior action of the directors, or (c) the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors. A director elected by the Board to fill a vacancy shall serve for the remainder of the term of that director and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

The Board has recommended for election Tong Shiping, Cheng Weihong, Wang Xinwei, Howard S. Barth, Wang Wei, Yang Lili and Zou Baoying. If elected at the annual meeting, these directors would serve until the end of their respective terms and until their successors are elected and qualified, or until their earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Tong Shiping, Cheng Weihong, Wang Xinwei, Howard S. Barth, Wang Wei, Yang Lili and Zou Baoying. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each of Tong Shiping, Cheng Weihong, Wang Xinwei, Howard S. Barth, Wang Wei, Yang Lili and Zou Baoying has agreed to serve if elected, and we have no reason to believe that they will be unable to serve.

Our directors and nominees, their ages, positions with China Auto Logistics Inc., the dates of their initial election or appointment as director are as follows:

Name	Position With the Company	Age	Director Since
Tong Shiping	Chief Executive Officer, President and Chairman of the Board	55	2008
Cheng Weihong	Senior Vice President (Head of Human Resources and General Administration) and Director	53	2008
Wang Xinwei	Chief Financial Officer and Director	57	2012
Howard S. Barth (1)	Director	63	2008
Wang Wei (1)(2)(3)	Director	37	2012
Yang Lili (1)(2)(3)	Director	56	2012
Zou Baoying (2)(3)	Director	71	2012

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Nominating and Corporate Governance Committee

Tong Shiping, a member of the Board since 2008, has also served as President and Chief Executive Officer of the Company since 1995, when the Company’s wholly owned operating subsidiary Tianjin Seashore New District Shisheng Business Trading Group Co. Ltd. (formerly Tianjin Shisheng Investment Group Co. Ltd.) (“Shisheng”) was founded. He earned his Bachelor degree in computer science from the China Air Force Engineering University. Mr. Tong is also a director of the Tianjin Auto Logistics Association. The Board believes that Mr. Tong has the experience, qualifications, attributes and skills necessary to serve on the Board because of his over 20 years of experience in the China auto industry, his having provided leadership and strategic direction to the Company as its founder, and his unparalleled understanding of the Company’s operations and products.

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Cheng Weihong, a member of the Board since 2008, has served as Senior Vice President (Head of Human Resources and General Administration) of the Company since 1995. She earned her Bachelor degree from Shijiazhuang Military Medical University. Ms. Cheng is also a co-founder of Shisheng and has served as the Chairwoman of Shisheng since 1995. The Board believes that Mr. Cheng has the experience, qualifications, attributes and skills necessary to serve on the Board because of her over 20 years of experience in the China auto industry as Secretary and Senior VP of the Company.

Wang Xinwei, a member of the Board since July of 2012, has served as the Chief Financial Officer, Treasurer and Vice President of the Company since 2001. She earned her bachelors degree in industrial accounting from Tianjin Radio and Television University and is qualified as a Chinese certified public account. The Board believes that Ms. Wang has the experience, qualifications, attributes and skills necessary to serve on the Board because of her over 14 years of experience in the China auto industry as Chief Financial Officer, Treasurer and Vice President of the Company.

Howard S. Barth, a member of the Board since 2008, has operated his own public accounting firm in Toronto, Canada since 1985, and has over 29 years of experience as a certified accountant. He is a former director and chairman of the audit committees of New Oriental Energy & Chemical Corp. (formerly listed on NASDAQ), Orsus Xelent Technologies, Inc. (formerly an AMEX-listed company), Nuinsco Resources Limited (a TSX listed exploration company), and Guanwei Recycling Corp. (formerly listed on NASDAQ). He is also a former director of Yukon Gold Corporation, Inc. (dual listed on OTCBB and TSX) during the period from May 2005 through December 2014 and served previously as chairman of its Audit Committee until May 2008 and was its chief executive officer and president in 2006. He also formerly served as a director for Uranium Hunter Corporation (an OTC BB company). He is a member of the the Chartered Professional Accountants of Canada and the Chartered Professional Accountants of Ontario. He earned his B.A. and M.B.A. at York University. The Board believes that Mr. Barth has the experience, qualifications, attributes and skills necessary to serve on the Board because of his extensive experience and financial expertise in public companies.

Wang Wei, a member of the Board since July of 2012, has served as the General Manager of Sales of Vcanland Holding Group since 2007, where he has successfully operated a number of real estate development projects and has dealt with accounting issues. He also received a bachelor degree from the Tianjin Institute of Urban Construction. The Board believes that Mr. Wang has the experience, qualifications, attributes and skills necessary to serve on the Board because of his successful management experience and familiarity with accounting issues.

Yang Lili, a member of the Board since July of 2012, has served as the accounting director of Tianbao International Trade & Exhibition Ltd. since 2007, where she obtained years of experience in providing customers with commercial financing services. The Board believes that Ms. Yang has the experience, qualifications, attributes and skills necessary to serve on the Board because of her extensive experience in accounting.

Zou Baoying, a member of the Board since July of 2012, retired in 2004 from a long career in the education sector. He has been a member of the China Association for Promoting Democracy since 1984, a highly respected and influential organization. Due to such membership, Mr. Zou has established a wide network with local governmental authorities, which will be very helpful in furthering the Company’s business development. The Board believes that Mr. Zou has the experience, qualifications, attributes and skills necessary to serve on the Board because of his distinguished career and political affiliations.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF TONG SHIPING, CHENG WEIHONG, WANG XINWEI, HOWARD S. BARTH, WANG WEI, YANG LILI AND ZOU BAOYING.

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PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed Marcum LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015.

We are asking our stockholders to ratify the selection of Marcum LLP as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Marcum LLP to our stockholders for ratification as a matter of good corporate practice.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TWO.

In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

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CORPORATE GOVERNANCE

BOARD OF DIRECTORS

Meetings and Certain Committees of the Board

The Board held one meeting during the fiscal year ended December 31, 2014. An Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee were established in December of 2008. In fiscal year 2014, the Audit Committee held four meetings, the Compensation Committee held one meeting, and the Nominating and Corporate Governance Committee held one meeting. Each Director attended, either in person or telephonically, at least 75% of the aggregate Board of Directors meetings and meetings of committees on which he or she served during his or her tenure as a director or committee member.

Audit Committee

The Audit Committee is currently comprised of Howard S. Barth (Chair), Wang Wei and Yang Lili, each of whom is independent as “independence” is currently defined in applicable SEC rules and an “independent director” as currently defined in applicable rules of the Nasdaq Stock Market. The Board has determined that Howard S. Barth qualifies as an “Audit Committee financial expert,” as defined in applicable SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. The Board made a qualitative assessment of Mr. Barth’s level of knowledge and experience based on a number of factors, including his formal education and experience.

The Audit Committee is responsible for overseeing the Company’s corporate accounting, financial reporting practices, audits of financial statements and the quality and integrity of the Company’s financial statements and reports. In addition, the Audit Committee oversees the qualifications, independence and performance of the Company’s independent auditors. In furtherance of these responsibilities, the Audit Committee’s duties include the following: evaluating the performance of and assessing the qualifications of the independent auditors; determining and approving the engagement of the independent auditors to perform audit, reviewing and attesting to services and performing any proposed permissible non-audit services; evaluating employment by the Company of individuals formerly employed by the independent auditors and engaged on the Company’s account and any conflicts or disagreements between the independent auditors and management regarding financial reporting, accounting practices or policies; discussing with management and the independent auditors the results of the annual audit; reviewing the financial statements proposed to be included in the Company’s annual report on Form 10-K; discussing with management and the independent auditors the results of the auditors’ review of the Company’s quarterly financial statements; conferring with management and the independent auditors regarding the scope, adequacy and effectiveness of internal auditing and financial reporting controls and procedures; and establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting control and auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee operates under the written Audit Committee Charter adopted by the Board in December of 2007, a copy of which may be obtained by writing the Secretary of the Company at Floor 1 FTZ International Auto Mall, 86 Tianbao Avenue, Free Trade Zone, Tianjin Province, The People’s Republic of China 300461 and is available on the Company’s website at http://www.chinaautologisticsinc.com.

Compensation Committee

The Compensation Committee is currently comprised of the following Directors of the Company: Yang Lili (Chair), Wang Wei and Zou Baoying, each of whom is independent as “independence” is currently defined in applicable SEC rules and an “independent director” as currently defined in applicable rules of the Nasdaq Stock Market. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board’s policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee has the authority to obtain advice and seek assistance from internal and external legal, accounting and other advisors, and has sole authority to retain and terminate any compensation consultant to be used to evaluate director or officer compensation, including the authority to approve the consulting firm’s fee and retention terms. The Compensation Committee also has such additional powers as may be conferred upon it from time to time by the Board. The Compensation Committee operates under the written Compensation Committee Charter adopted by the Board in December of 2008, a copy of which may be obtained by writing the Secretary of the Company at Floor 1 FTZ International Auto Mall, 86 Tianbao Avenue, Free Trade Zone, Tianjin Province, The People’s Republic of China 300461 and is available on the Company’s website at http://www.chinaautologisticsinc.com.

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Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”) is currently comprised of Wang Wei (Chair), Yang Lili and Zou Baoying each of whom is independent as “independence” is currently defined in applicable SEC rules and an “independent director” as currently defined in applicable rules of the Nasdaq Stock Market. The Nominating Committee is responsible for preparing a list of candidates to fill the expiring terms of directors serving on our Board. The Nominating Committee submits the list of candidates to the Board who determines which candidates will be nominated to serve on the Board. The names of nominees are then submitted for election at our Annual Meeting of Stockholders. The Nominating Committee also submits to the entire Board a list of nominees to fill any interim vacancies on the Board resulting from the departure of a member of the Board for any reason prior to the expiration of his term. In recommending nominees to the Board, the Nominating Committee keeps in mind the functions of this body. The Nominating Committee considers various criteria, including general business experience, general financial experience, knowledge of the Company’s industry (including past industry experience), education, and demonstrated character and judgment. The Nominating Committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the applicable SEC rules and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder. Any person nominated by a stockholder for election to the Board will be evaluated based on the same criteria as all other nominees. The Nominating Committee also oversees our adherence to our corporate governance standards. Although not part of any formal policy, the goal of the Nominating Committee is a balanced and diverse Board, with members whose skills, viewpoint, background and experience complement each other and, together, contribute to the Board’s effectiveness as a whole. The Nominating Committee operates under the written Nominating Committee Charter adopted by the Board in December of 2008, a copy of which may be obtained by writing the Secretary of the Company at Floor 1 FTZ International Auto Mall, 86 Tianbao Avenue, Free Trade Zone, Tianjin Province, The People’s Republic of China 300461 and is available on the Company’s website at http://www.chinaautologisticsinc.com.

During the fiscal year ended December 31, 2014, there were no changes to the procedures by which holders of our common stock may recommend nominees to the Board.

Board Leadership Structure and Risk Oversight

Our Chairman of the Board is also our Chief Executive Officer and President. We believe that by having this combined position, our Chief Executive Officer Chairman serves as a bridge between management and the Board, ensuring that both act with a common purpose. In addition, we believe that the combined position facilitates our focus on both long- and short- term strategies. Further, we believe that the advantages of having a Chief Executive Officer Chairman with extensive knowledge of our company, as opposed to a relatively less informed independent Chairman, outweigh potential disadvantages. Additionally, of our seven current Board members, four have been deemed to be independent by our Board. Accordingly, we believe that our majority of independent directors provides sufficient independent oversight of our management. We do not have a lead independent director.

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We administer our risk oversight function through our Audit Committee as well as through our Board of Directors as a whole. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board of Directors.

Director Nominations and Independence

The nomination process involves a careful examination of the performance and qualifications of each incumbent director and potential nominees before deciding whether such person should be nominated. The Board believes that the business experience of its directors has been, and continues to be, critical to the Company’s success. Directors should possess integrity, independence, energy, forthrightness, analytical skills and commitment to devote the necessary time and attention to the Company’s affairs. Directors must possess a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

The Board will generally consider all relevant factors, including, among others, each nominee’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the nominee to devote sufficient time and attention to the affairs of the Company, the nominee’s reputation for personal integrity and ethics, and the nominee’s ability to exercise sound business judgment. Other relevant factors, including age and diversity of skills, will also be considered. Director nominees are reviewed in the context of the existing membership of the Board (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders. Although not part of any formal policy, the goal is a balanced and diverse Board, with members whose skills, viewpoint, background and experience complement each other and, together, contribute to the Board’s effectiveness as a whole. The Board uses its network of contacts when compiling a list of potential director candidates and may also engage outside consultants (such as professional search firms).

In addition, the Board reviews each nominee’s relationship with the Company in order to determine whether the nominee can be designated as independent. All members of the Company’s Board, excluding Tong Shiping, Cheng Weihong and Wang Xinwei, are independent directors of the Company, and as such, they satisfy the definition of independence in accordance with SEC rules and NASDAQ listing standards.

Stockholder Communications

The Board welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board. Stockholders who wish to communicate with the Board may send a letter to Sun Jiazhen, Secretary, at Floor 1 FTZ International Auto Mall, 86 Tianbao Avenue, Free Trade Zone, Tianjin Province, The People’s Republic of China 300461. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by the Secretary and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Annual Meetings

We have no policy with respect to director attendance at annual meetings. Last year one director attended the annual meeting.

Compensation of Directors

Mr. Howard Barth is awarded $24,000 per year for his professional contribution as a director and chairman of the audit committee. None of the other directors receive any compensation for their services. However, the Company may establish other certain compensation plans (e.g. options, cash for attending meetings, etc.) with respect to directors in the future. As of October 7, 2015, the Company has not made any awards under the China Auto Logistics Inc. 2010 Omnibus Long-Term Incentive Plan, including to any directors of the Company.

Retirement, Post-Termination and Change in Control

We have no retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, nor do we have post-termination or change in control arrangements with directors, officers or other employees, but our Board may recommend adoption of one or more such programs in the future.

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EXECUTIVE OFFICERS

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below. Officers are elected annually by the Board and serve at the discretion of the Board.

Name	Position With Our Company	Age	Officer Since
Tong Shiping	Chief Executive Officer, President and Chairman of the Board	55	1995
Jin Yan	Chief Operating Officer	49	2012
Wang Xinwei	Chief Financial Officer, Treasurer, Vice President and Director	57	2001
Cheng Weihong	Senior Vice President (Head of Human Resources and General Administration) and Director	52	1995

Jin Yan has served as Chief Operating Officer of the Company since July of 2012. From 2007 to 2010, he served as Managing Director of Madeleine Gourmet Restaurant which operated a series of chain restaurants. Prior to his appointment as COO, he served as General Manager of Sales for the Company since 2011. He also earned an MBA from Tianjin Nankai University. The Board believes that Mr. Jin has the experience, qualifications, attributes and skills necessary to serve on the Board because of his extensive leadership and management experience.

Certain Relationships and Related Transactions

The Company’s Code of Business Conduct and Ethics, adopted December 12, 2008, contains a policy for the review of transactions in which the Company conducts business with a relative or significant other of a director, officer, or employee of the Company (a “Related Party Transaction”). A Related Party Transaction must be disclosed to the Company’s Chief Financial Officer to determine whether or not it is material to the Company. In the event that a Related Party Transaction is determined to be material, it must be reviewed and approved in writing by the Audit Committee in advance of the consummation of such Related Party Transaction. Significant Related Party Transactions, including those involving the Company’s directors or executive officers, must be reviewed and approved in writing in advance by the Company’s Board of Directors.

Cheng Weihong (Senior Vice President and Chairwoman of Shisheng and wife of the Company’s President and Chief Executive Officer, Mr. Tong Shiping) makes non-interest bearing loans to the Company from time to time to meet the working capital needs of the Company. For the years ended December 31, 2014 and 2013, the Company made aggregate borrowings from Ms. Cheng Weihong of $581,942 and $862,200, respectively, and made repayments of $726,321 and $755,921, respectively, to Ms. Cheng Weihong. As of December 31, 2014 and 2013, the outstanding balances due to Ms. Cheng Weihong were $457,628 and $597,393, respectively.

One of the Company’s former stockholders, Sino Peace Limited, paid accrued expenses of $0 and $0 on behalf of the Company during the years ended December 31, 2014 and 2013. The amounts of $2,213,280 and $2,223,458 were outstanding as due to this stockholder on the consolidated balance sheet as of December 31, 2014 and 2013, respectively.

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Security Ownership of Certain Beneficial Owners and Management

The following tables set forth, as of September 24, 2015, information known to us relating to the beneficial ownership of shares of common stock by each person who is the beneficial owner of more than 5 percent of the outstanding shares of common stock, each director, each executive officer, and all executive officers and directors as a group.

Name and Address of Beneficial Owner*	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned	Position
Tong Shiping**	0	0%	President, Chief Executive Officer and Chairman of the Board
Wang Xinwei	0	0%	Chief Financial Officer, Treasurer and Vice President and Director
Cheng Weihong**	0	0%	Senior Vice President (Head of Human Resources and General Administration) and Director
Jin Yan	0	0%	Chief Operating Officer
Howard S. Barth	0	0%	Director
Yang Lili	0	0%	Director
Wang Wei	0	0%	Director
Zou Baoying	0	0%	Director
All Directors and Officers as a Group (8 persons)	0	0%

Bright Praise Enterprises Limited**	1,648,140	40.85%	5% owner
Choi Chun Leung Robert**	1,648,140	40.85%	5% owner

*	Except where otherwise indicated, the address of the beneficial owner is deemed to be the same address of the Company.
**	Choi Chun Leung Robert is the beneficial owner of 1,648,140 shares of our common stock through his 100% ownership of Bright Praise Enterprises Limited as trustee for the benefit of Tong Shiping and Cheng Weihong.

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Compensation of Officers

The following table presents a summary of the compensation paid to our executive officers during the fiscal years ended December 31, 2014 and 2013. Except as listed below, there were no bonuses, other annual compensation, restricted stock awards or stock options/SARs or any other compensation paid to the named executive officers.

Summary Compensation Table

Name and Principal Position	Year Ended December 31,	Salary $	Bonus $	Stock awards $	Option awards $	Nonequity Incentive plan compensation $	Nonqualified Deferred compensation Earnings $	All other compensation $	Total $
Tong Shiping,	2014	$58,601	0	0	0	0	0	0	$58,601	(1)
CEO and President	2013	58,154	0	0	0	0	0	0	58,154	(1)
Wang Xinwei,	2014	$39,068	0	0	0	0	0	0	$39,068	(2)
CFO, Treasurer and VP	2013	38,769	0	0	0	0	0	0	38,769	(2)
Cheng Weihong,	2014	$39,068	0	0	0	0	0	0	$39,068	(3)
Senior VP (Head of HR and Admin)	2013	38,769	0	0	0	0	0	0	38,769	(3)

(1)	Mr. Tong Shiping’s total compensation for the fiscal years ended December 31, 2014 and December 31, 2013 was $58,601 and $58,154, respectively (RMB360,000). The U.S. dollar amounts provided in this summary compensation table are based on the weighted average rate of RMB to U.S. dollars during the years 2014 and 2013.
(2)	Ms. Wang Xinwei’s total compensation for the fiscal years ended December 31, 2014 and December 31, 2013 was $39,068 and $38,769, respectively (RMB240,000). The U.S. dollar amounts provided in this summary compensation table are based on the weighted average rate of RMB to U.S. dollars during the years 2014 and 2013.
(3)	Ms. Cheng Weihong’s total compensation for the fiscal years ended December 31, 2014 and December 31, 2013 was $39,068 and $38,769, respectively (RMB240,000). The U.S. dollar amounts provided in this summary compensation table are based on the weighted average rate of RMB to U.S. dollars during the years 2014 and 2013.

Compensation Discussion and Analysis

The Company’s compensation program is designed to provide our executive officers with competitive remuneration and to reward their efforts and contributions to the Company. Elements of compensation for our executive officers include base salary and cash bonuses.

Before we set the base salary for our executive officers each year, we research the market compensation in Tianjin for executives in similar positions with similar qualifications and relevant experience, and add a 10%-15% premium as an incentive to attract high-level employees. Company performance does not play a significant role in the determination of base salary.

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Cash bonuses may also be awarded to our executives on a discretionary basis at any time. Cash bonuses are also awarded to executive officers upon the achievement of specified performance targets, including annual revenue targets for the Company.

Compensation Committee Report

The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s 2015 Proxy Statement.

Compensation Committee
Yang Lili
Wang Wei
Zou Baoying

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

During the last fiscal year, none of the Company’s executive officers served on the Board of Directors or compensation committee of any other entity whose executive officers served either the Company’s Board or Compensation Committee.

Employment Agreements

Each of the executive officers of the Company has entered into standard employment contracts with Shisheng. The contracts have one-year terms and are otherwise consistent with the standard form prescribed by the Tianjin Labor and Social Security Administration. None of the employment contracts provide for annual total compensation payments in excess of $100,000. The amounts listed in the table above were paid by Shisheng. As of October 7, 2015, the Company has not made any awards under the China Auto Logistics Inc. 2010 Omnibus Long-Term Incentive Plan, including to any officers of the Company.

Outstanding Equity Awards at Fiscal Year-End

None.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, officers and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, with respect to the fiscal year ended December 31, 2014, the officers, directors and beneficial owners of more than 10% of our common stock have filed their initial statements of ownership on Form 3 on a timely basis, and the officers, directors and beneficial owners of more than 10% of our common stock have also filed the required Forms 4 or 5 on a timely basis.

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Arrangements or Understandings

There was no arrangement or understanding between any of our directors and any other person pursuant to which any director was to be selected as a director.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of the directors or executive officers has been involved in any legal proceedings that are material to the evaluation of their ability or integrity.

Family Relationships

Ms. Cheng Weihong, our Senior Vice President (Head of Human Resources and General Administration) and a director nominee, is the wife of Mr. Tong Shiping, our President and Chief Executive Officer and a director nominee.

Frequency of Stockholder Advisory Votes on Executive Compensation

At the Company’s 2013 annual meeting the Company’s stockholders approved a three year frequency for stockholder advisory votes on the compensation of the Company’s named executive officers. Therefore the next advisory vote on executive compensation will be held at the 2016 annual meeting.

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AUDIT-RELATED MATTERS – AUDITOR FEES AND SERVICES

The Company’s independent registered public accounting firm is Marcum LLP.

Audit Fees

During the fiscal years ended December 31, 2014 and 2013, the fees for Marcum LLP were $298,219 and $348,330, respectively. The fees for the years ended December 31, 2014 and 2013 included $21,545 and $88,344, respectively, related to the audit and review of the financial statements of Tianjin Zhonghe Auto Sales Service Co., Ltd., which were attached as an exhibit to the Form 8K/A filed by the Company on February 13, 2014.

Audit-Related Fees

During the fiscal years ended December 31, 2014 and 2013, our principal accountants did not render assurance and related services reasonably related to the performance of the audit or review of financial statements.

Tax Fees

During the fiscal years ended December 31, 2014 and December 31, 2013, our principal accountant did not render services to us for tax compliance, tax advice and tax planning.

All Other Fees

During the fiscal years ended December 31, 2014 and December 31, 2013, there were no fees billed for products and services provided by the principal accountants other than those set forth above.

The Audit Committee has reviewed the above fees for non-audit services and believes such fees are compatible with the independent registered public accountants’ independence.

Representatives of the principal accountants for the current year and for the most recently completed fiscal year:

(i)      are not expected to be present at the annual meeting;

(ii)     will have the opportunity to make a statement if they desire to do so; and

(iii)    are not expected to be available to respond to appropriate questions.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountant

The policy of the Audit Committee, and the Board acting as a whole prior to the establishment of the Audit Committee, is to pre-approve all audit and non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax fees, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The Audit Committee, and the Board acting as a whole prior to the establishment of the Audit Committee, has delegated pre-approval authority to certain committee members when expedition of services is necessary. The independent accountants and management are required to periodically report to the full Audit Committee, and the Board acting as a whole prior to the establishment of the Audit Committee, regarding the extent of services provided by the independent accountants in accordance with this pre-approval delegation, and the fees for the services performed to date. None of the fees paid to the independent accountants during fiscal years ended December 31, 2014 and 2013, under the categories Audit-Related and All Other fees described above were approved by the Audit Committee, and the Board acting as a whole prior to the establishment of the Audit Committee, after services were rendered pursuant to the de minimis exception established by the SEC.

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Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with our management. The Audit Committee has discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the independent auditors’ independence. Additionally, the Audit Committee has reviewed fees charged by the independent auditors and has monitored whether the non-audit services provided by its independent auditors are compatible with maintaining the independence of such auditors. Based upon its reviews and discussions, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC and the Board approved that recommendation.

Audit Committee:
Howard S. Barth
Wang Wei
Yang Lili

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OTHER INFORMATION

Delivery of Documents to Stockholders Sharing an Address

Only one Proxy Statement is being delivered to two or more security holders who share an address, unless the Company has received contrary instruction from one or more of the security holders. The Company will promptly deliver, upon written or oral request, a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by writing to us at Floor 1 FTZ International Auto Mall, 86 Tianbao Avenue, Free Trade Zone, Tianjin Province, The People’s Republic of China 300461 or calling (86-22) 2576-2771.

Submission of Stockholder Proposals

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive offices on or before June 9, 2016. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

Other Matters

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the annual meeting other than proposals one through four described in this Proxy Statement. Should any other matter be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The public may read and copy any materials that we have filed with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains the reports, proxy and information statements and other information regarding the Company that we have filed electronically with the SEC. The address of the SEC’s Internet site is http://www.sec.gov.

Annual Report

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, which has been filed with the SEC pursuant to the Securities Exchange Act of 1934, is being mailed to you along with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to China Auto Logistics Inc., at Floor 1 FTZ International Auto Mall, 86 Tianbao Avenue, Free Trade Zone, Tianjin Province, The People’s Republic of China 300461, or on the SEC’s Internet website at http://www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Tong Shiping
Chief Executive Officer, President and Chairman

October 7, 2015

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C/O K&L Gates LLP
599 Lexington Avenue
New York, NY 10022
Attn: Jonathan Barron

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Tong Shiping
02 Cheng Weihong
03 Wang Xinwei
04 Howard S. Barth
05 Wang Wei
06 Yang Lili
07 Zou Baoying

The Board of Directors recommends you vote FOR proposals 2 and 3.

		For	Against	Abstain
2	To ratify the appointment of Marcum LLP as the Company's independent registered public accountants for fiscal 2015.	☐	☐	☐
3	To consider and vote upon such other matter(s) as may properly come before the meeting or any adjournment thereof.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000256859_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

CHINA AUTO LOGISTICS INC.
Annual Meeting of Shareholders
November 19, 2015
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoints Tong Shiping and Wang Xinwei, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CHINA AUTO LOGISTICS INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 9:00 AM Eastern Time on November 19, 2015, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, NY 10022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000256859_2 R1.0.0.51160